Transamerica Variable Insurance Fund, Inc.

                        Supplement Dated August 11, 1999
                         to Prospectus Dated May 1, 1999


The following changes were made to the Portfolio Managers section of the prospectus effective August 9, 1999.

Growth Portfolio
Primary Manager since 1984: Jeffrey S. Van Harte, CFA, Vice President and Senior Portfolio Manager, Transamerica Investment Services. Manager of the Transamerica Equity Fund, and the Transamerica Premier Equity Fund since 1998. Manager of Fund A and a Transamerica corporate account. Co-Manager of the Transamerica Premier Value Fund, Transamerica Value Fund, Transamerica Premier Balanced Fund and the Transamerica Balanced Fund. Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of San Francisco Society of Financial Analysts. B.A., California State University at Fullerton. Joined Transamerica in 1980.

Co-Manager since 1999: Gary U. Rolle, CFA, Executive Vice President & Chief Investment Officer, Transamerica Investment Services. Chairman & President, Transamerica Income Shares. Chief Investment Officer, Transamerica Occidental Life Insurance and Transamerica Life Insurance & Annuity Companies. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Manager of the Transamerica Premier Equity Fund, Transamerica Equity Fund, Fund A, and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Society of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.